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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      September 13, 2000
                                                   -----------------------


                           THE ARISTOTLE CORPORATION
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                        0-14669                        06-1165854
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(State or other               (Commission                    (IRS Employer
jurisdiction                  File Number)                  Identification No.)
of incorporation)


27 Elm Street, New Haven, Connecticut                          06510
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(Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code:  (203) 867-4090
                                                           --------------

                             Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 2. Acquisition or Disposition of Assets
        ------------------------------------

        On September 14, 2000, the Registrant purchased eighty percent (80%) of the issued and outstanding capital stock of Safe Passage International, Inc. ("Safe Passage"), a closely-held corporation headquartered in Rochester, New York. Safe Passage develops and distributes computer based training software currently focused towards the aviation security and general security markets. The remaining twenty percent (20%) of the issued and outstanding capital stock will continue to be owned by Safe Passage's four principal officers (the "Management Stockholders"), each of whom is anticipated to continue in the management of Safe Passage.

        The initial purchase price was $1.8 million in cash. The Management Stockholders and other stockholders of Safe Passage may receive additional future consideration up to a maximum amount of $2.275 million, based upon the attainment of specified performance goals during the calendar years 2000 and 2001.

        The transaction was structured such that the Registrant's wholly-owned subsidiary, Aristotle Acquisition Sub, Inc., a Delaware corporation, merged with and into Safe Passage, with Safe Passage being the surviving company. Safe Passage is the 100% owner of Safe Passage International Limited, a company organized in the United Kingdom, and the 50% owner of CERTRAC, Inc., a New York corporation.

        A copy of the Agreement and Plan of Reorganization is filed herewith as
Exhibit 2.1; a copy of the Agreement and Plan of Merger is filed herewith as
Exhibit 2.2; and a copy of the Registrant's press release announcing the transaction is filed herewith as Exhibit 99.1.

Item 7. Financial Statements and Exhibits
        ---------------------------------

(a)     Financial statements and financial information of business acquired.

The financial statements and other financial information of Safe Passage required to be filed as an Exhibit to this Form 8-K will be filed by amendment not later than November 24, 2000.

(b)  Exhibits.

            Exhibit
              No.         Description
            ------        -----------

             2.1 Agreement and Plan of Reorganization, dated as of September 13, 2000 (closed on September 14, 2000), by and among the Registrant, Aristotle Acquisition Sub, Inc., Safe Passage International, Inc., James S. Viscardi, Michael R. Rooksby, Howard C. Rooksby and Andrew M. Figiel.

             2.2 Agreement and Plan of Merger, dated as of September 13, 2000 (closed on September 14, 2000), by and between Aristotle Acquisition Sub, Inc. and Safe Passage International, Inc.

                                       2
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           99.1      The Registrant's Press Release, issued September 14, 2000.

                                       3
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               THE ARISTOTLE CORPORATION


Dated:  September 27, 2000                     By:  /s/ Paul McDonald
                                                    ------------------------
                                                    Paul McDonald
                                                    Chief Financial Officer
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
                         EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------
  2.1                    Agreement and Plan of Reorganization, dated as of
                         September 13, 2000 (closed on September 14, 2000), by
                         and among the Registrant, Aristotle Acquisition Sub,
                         Inc., Safe Passage International, Inc., James S.
                         Viscardi, Michael R. Rooksby, Howard C. Rooksby and
                         Andrew M. Figiel.

  2.2                    Agreement and Plan of Merger, dated as of September 13,
                         2000 (closed on September 14, 2000), by and between
                         Aristotle Acquisition Sub, Inc. and Safe Passage
                         International, Inc.

  99.1                   The Registrant's Press Release, issued September 14,
                         2000.